Business Combination - Schedule of Purchase Consideration to the Identifiable Assets Acquired and Liabilities (Details) $ in Thousands	Jun. 30, 2026 USD ($)
Schedule of Purchase Consideration to the Identifiable Assets Acquired and Liabilities [Abstract]
Customer relationship	$ 8,675
Software	7,341
Goodwill	26,723
Deferred tax liabilities	(4,004)	[1]
Total	$ 38,735

[1]	The Group recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of the fair value adjustments in connection with the acquisition of QC Capital. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.